                                                                   Exhibit 10.39

                     ASSIGNMENT AND ASSUMPTION OF LEASE AND
                 ACKNOWLEDGEMENT OF MASTER LEASE ASSIGNMENT AND
             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND ACKNOWLEDGEMENT OF MASTER LEASE ASSIGNMENT AND SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Assignment") is made and effective as of the Effective Date defined in Section 1 below, by and among DOE FAMILY II LLC, a Massachusetts limited liability company having offices at 160 Olympia Avenue, Woburn, Massachusetts 01801 ("Assignor"), 99 WEST, INC., a Massachusetts corporation having offices at 160 Olympia Avenue, Woburn, Massachusetts 01801 ("Assignee"), DOUBLE 9 PROPERTY III LLC, a Delaware limited liability company, having an address c/o U.S. Realty Advisers, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Lessor"), 99 REMAINDER III LLC, a Delaware limited liability company having an address at c/o U.S. Realty Advisers, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Remainderman") and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation having offices at 17207 North Perimeter Drive, Scottsdale, Arizona 85255 ("Lender").

                              W I T N E S S E T H :

         WHEREAS, pursuant to that certain Master Lease dated December 4, 2001 between Lessor, as lessor, and Assignor, as lessee (the "Lease"), Assignor leased those certain premises identified on Exhibit A hereto (the "Premises") from Lessor for a term commencing on December 4, 2001 and expiring on January 31, 2022, with options for Assignor to renew the Lease for five (5) additional successive periods of five (5) years each under the terms of the Lease; and

         WHEREAS, Assignor has entered into a certain Acknowledgment of Master Lease Assignment and Subordination, Nondisturbance and Attornment Agreement made to be effective December 4, 2001 by and among Assignor, Lessor, Remainderman and Lender relating to the Lease (the "Acknowledgment"); and

         WHEREAS, Assignor desires to assign to Assignee (i) all of Assignor's right, title and interest under the Lease and the Acknowledgement and (ii) all of Assignor's obligations and liabilities under the Lease and Acknowledgement whether arising and/or accruing prior to, on, or after the Effective Date; and

         WHEREAS, Assignee desires to (i) accept such assignment; (ii) assume and agree to pay, perform and discharge all obligations, liabilities and indebtedness of the lessee under the Lease and/or Acknowledgment (the "Lessee") arising and/or accruing prior to, on, and after the Effective Date; and (iii) perform, observe and comply with all covenants and conditions required to be performed or complied with by the Lessee under the Lease and/or

                                                                        (Pool 3)

Acknowledgement whether arising and/or accruing prior to, on, or after the Effective Date; and

         WHEREAS, the parties agree that all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

         NOW, THEREFORE, for good consideration, the receipt and sufficiency of which is hereby acknowledged, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, Assignor, Assignee, Lessor, Remainderman and Lender hereby agree as follows, notwithstanding anything to the contrary contained in the Lease or the Acknowledgement:

         1. EFFECTIVE DATE. The Effective Date of this Assignment shall be the Consent Date as set forth in that certain Consent Agreement dated January 27, 2003 by and among Lender, Lessor, Double 9 Property I LLC, Double 9 Property II LLC, Double 9 Property IV LLC, Remainderman, 99 Remainder I LLC, 99 Remainder II LLC, Remainder IV LLC, Assignor, Assignee, 99 Boston, Inc. and O'Charley's Inc.

         2. ASSIGNMENT. As of the Effective Date, Assignor hereby assigns, sells, delegates, transfers and sets over to and for the exclusive benefit of Assignee all of the right, title and interest of Assignor in and to the Acknowledgement, the Lease, the Premises and all leasehold improvements that are currently located in the Premises (the "Leasehold Improvements"), TO HAVE AND TO HOLD the Acknowledgment, the Lease, the Premises, the Leasehold Improvements and all of such right, title and interest of Assignor thereunder unto Assignee, to and for Assignee's use during the term of the Lease.

         3. ASSUMPTION. As of the Effective Date, Assignee hereby (i) accepts the foregoing assignment; (ii) assumes and agrees to pay, perform and discharge and otherwise be and remain responsible for all obligations, liabilities and indebtedness of the Lessee required, directly or indirectly under the terms of the Lease and/or Acknowledgment, to be paid, performed or discharged by or on the part of the Lessee, whether such obligations, liabilities and indebtedness arise and/or accrue prior to, on or after the Effective Date; and (iii) agrees to perform, observe and comply with all covenants and conditions required to be performed or complied with by the Lessee under or by virtue of the Lease and/or the Acknowledgement, whether arising and/or accruing prior to, on or after the Effective Date.

         4. RELEASE.

                  (a) As of the Effective Date, Assignor is hereby released from its duties and obligations under the Lease and/or the Acknowledgement which accrue or arise on or after the Effective Date, except to the extent such duties and obligations arise or occur subsequent to the Effective Date under Sections 16 and 19 of the Lease, as a result of actions or omissions first occurring prior to the Effective Date, and, provided, however, Assignor shall remain liable for all such duties and obligations which accrued or arose prior to the Effective Date.

                  (b) As of the Effective Date, Assignor hereby releases and discharges Lessor and its employees, officers, directors (both past and present), shareholders, partners, agents, affiliates, heirs, successors, assigns and personal representatives from all claims and demands whatsoever, whether known or unknown, which Assignor may have or hereafter have or claim to have against Lessor in connection with the Lease by reason of any act arising or occurring on or after the Effective Date. Assignor hereby agrees and covenants not to sue Lessor for any act or matter arising and occurring on or after the Effective Date in connection with the Lease.

         5. ADJUSTMENTS. Any applicable prorated costs, including but not limited to rent, utilities, real estate taxes, and common area expenses, shall be adjusted as between Assignor and Assignee on the Effective Date.

         6. NO AMENDMENT OF LEASE OR ACKNOWLEDGMENT. Except as expressly set forth herein, nothing contained in this Assignment shall be construed to modify or amend the Lease or the Acknowledgment in any manner or to be deemed a waiver of any terms or conditions of the Lease or the Acknowledgement, including, without limitation, Lessor's right to approve any subsequent assignment or subletting of the Lease or the Premises. Notwithstanding the provisions of this
Section 6, Lessor, Lender and Remainderman consent to this Assignment to Assignee to be effective on the Effective Date.

         7. NOTICE. Any notice required to permitted under this Assignment or the Lease or the Acknowledgement shall be deemed sufficiently given or served if sent by United States first class mail, addressed as follows:

                  If to Assignor:

                           Charles F. Doe, Jr., Manager
                           Doe Family II LLC
                           160 Olympia Avenue
                           Woburn, MA 01801

                  With a simultaneous copy to:

                           Joseph R. Tarby III, Esquire
                           Murtha Cullina LLP
                           600 Unicorn Park Drive
                           Woburn, MA 01801

                  If to Assignee:

                           99 West, Inc.
                           160 Olympia Avenue
                           Woburn, MA 01801
                           Attention:  Gregory L. Burns

                  With a simultaneous copy to:

                           J. Page Davidson, Esquire
                           Bass, Berry & Sims PLC
                           315 Deadrick Street, Suite 2700
                           Nashville, TN 37238

                  If to Lessor:         including copies to the appropriate
                                        parties as provided in the Lease.

                  If to Lender:         including copies to the appropriate
                                        parties as provided in the
                                        Acknowledgment.

                  If to Remainderman:   including copies to the appropriate
                                        parties as provided in the
                                        Acknowledgment.

         8. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the States in which the Premises are located without giving effect to their choice of law rules.

         9. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, Assignor, Assignee and Landlord have caused this instrument to be executed on the day and year first above written.

                                       ASSIGNOR:

                                       DOE FAMILY II LLC, a Massachusetts
                                       limited liability company


      /s/ Dana G. Doe                  By:  /s/ Charles F. Doe, Jr.
----------------------------------          ------------------------------------
Name:                                       Name:  Charles F. Doe, Jr.
                                            Title:  A Manager

      /s/ William A. Doe III
----------------------------------
Name:

                                       ASSIGNEE:

                                       99 WEST, INC.,
                                       a Massachusetts corporation

      /s/ Dana G. Doe                  By:  /s/ Charles F. Doe, Jr.
----------------------------------          ------------------------------------
Name:                                       Name:  Charles F. Doe, Jr.
                                            Title:  President

      /s/ William A. Doe III
----------------------------------
Name:


                                       LESSOR:

                                       DOUBLE 9 PROPERTY III LLC, a Delaware
                                       limited liability company

                                       By:    Double 9 Equity III LLC, a
                                       Delaware limited liability company, its
                                       Managing Member


      /s/ Theresa Warkenthien          By: /s/ Laurie A. Hawkes
----------------------------------          ------------------------------------
Name:  Theresa Warkenthien                 Name:  Laurie A. Hawkes
                                           Title:  Vice President

      /s/ Antonia M. Little
----------------------------------
Name:  Antonia M. Little

                                       LENDER:

                                       GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation


      /s/ Brea Q. Kniss                By:  /s/ John M. Pons
----------------------------------          ------------------------------------
Name:  Brea Q. Kniss                        Name:  John M. Pons
                                            Title:  Associate General Counsel

      /s/ Kevin T. Lytle
----------------------------------
Name:  Kevin T. Lytle

                                       REMAINDERMAN:

                                       99 REMAINDER III LLC, a Delaware limited liability company

                                       By:  99 Remeq III LLC, a Delaware limited
                                       liability company, its Member Manager


      /s/ Antonia M. Little            By:  /s/ David M. Ledy
----------------------------------          ------------------------------------
Name:  Antonia M. Little                    Name:  David M. Ledy
                                            Title:  Vice President

      /s/ Oksana Kobylecky
----------------------------------
Name:  Oksana Kobylecky

COMMONWEALTH OF MASSACHUSETTS               )
                                            ) SS.               January 23, 2003
COUNTY OF SUFFOLK                           )

         Personally appeared the above-named Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of that limited liability company, before me.

                                       /s/ Wendy E. Capaccio
                                       ------------------------------------
(Notarial Seal)                        Notary Public   Wendy E. Capaccio
                                       My commission expires:  11/4/5



COMMONWEALTH OF MASSACHUSETTS               )
                                            ) SS.               January 23, 2003
COUNTY OF SUFFOLK                           )

         Personally appeared the above-named Charles F. Doe, Jr., the President of 99 West, Inc., a Massachusetts corporation, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of that corporation, before me.

                                       /s/ Wendy E. Capaccio
                                       ------------------------------------
(Notarial Seal)                        Notary Public  Wendy E. Capaccio
                                       My commission expires:  11/4/5

STATE OF NEW YORK                           )
                                            ) SS.
COUNTY OF NEW YORK                          )

         The foregoing instrument was acknowledged before me on January 21, 2003 by Laurie A. Hawkes, the Vice President of Double 9 Equity III LLC, a Delaware limited liability company, member manager of Double 9 Property III LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                       /s/ David Rodriguez
                                       ------------------------------------
(Notarial Seal)                        Notary Public
My commission expires:

------------------------------------


STATE OF NEW YORK                           )
                                            ) SS.
COUNTY OF NEW YORK                          )

         The foregoing instrument was acknowledged before me on January 21, 2003 by David M. Ledy, the Vice President of 99 Remeq III LLC, a Delaware limited liability company, member manager of 99 Remainder III LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                       /s/ David Rodriguez
                                       ------------------------------------
(Notarial Seal)                        Notary Public
My commission expires:

------------------------------------

STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )

         The foregoing instrument was acknowledged before me on January 21, 2003 by John M. Pons, the Associate General Counsel of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of said corporation.

                                       /s/ Lois D. Keel
                                       ------------------------------------
(Notarial Seal)                        Notary Public
My commission expires:

            March 12, 2003
------------------------------------

                                    EXHIBIT A

                    LOCATION OF PROPERTIES LEASED PURSUANT TO
                       MASTER LEASE DATED DECEMBER 4, 2001
                                 BY AND BETWEEN
                 DOUBLE 9 PROPERTY III LLC AND DOE FAMILY II LLC



Property ID               Unit No.          City, State
-----------               --------          -----------
8001-3337                 3015              Billerica, MA (described in Exhibit A-1)
8001-3343                 3035              Auburn, MA (described in Exhibit A-2)
8001-3348                 2044              Canton, MA (described in Exhibit A-3)
8001-3349                 2045              Salem, MA (described in Exhibit A-4)
8001-3350                 2046              Fitchburg, MA (described in Exhibit A-5)
8001-3352                 2048              Mashpee, MA (described in Exhibit A-6)
8001-3353                 2050              Yarmouth, MA (described in Exhibit A-7)
8801-3355                 3026              Salem, NH (described in Exhibit A-8)

                                                                        (Pool 3)

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

         The land, with the buildings and improvements thereon, situated on the easterly side of Lexington Road, in Billerica, Middlesex County, Massachusetts, and being shown as Lot AA 2.84 Acres on a plan of land entitled: "Plan of Land in Billerica, Mass. Prepared for Joseph Martin", Scale: 1 inch = 50 feet, dated Feb., 1979, and prepared by Emmons, Fleming & Bienvenu, Inc., Engineers & Surveyors, which plan is recorded with the Middlesex North District Registry of Deeds in Plan Book 128, Plan 98, and to which plan reference is made for a more particular description.

FFC No. 8001-3337
Unit No. 3015
160 Lexington Street
Billerica, MA

                                   EXHIBIT A-2

                                LEGAL DESCRIPTION

PARCEL I

The land in Auburn, on the southeasterly side of Southbridge Street and the northerly side of Southwest Connection, otherwise known as Washington Street, bounded and described as follows:

BEGINNING at a point in the northerly line of Southwest Connection at the southwesterly comer of the tract to be conveyed and the land now or formerly of one Kee;

THENCE N. 5 degrees 30' 46" W. 87.22 feet to a point;

THENCE N. 59 degrees 08' 40" E. 58.15 feet to a point;

THENCE N. 3 degrees 11' 54" 107.93 feet to a point;

THENCE N. 71 degrees 35' 10" W. 12.71 feet to a point;

THENCE N. 42 degrees 48' 30" W. 163.35 feet to a point in the southerly line of Southbridge Street;

The last five courses by land now or formerly of said Kee;

THENCE northeasterly on the southerly line of said Southbridge Street one hundred twenty (120) feet more or less to land now or formerly of one Ormond;

THENCE southeasterly one hundred fifty (150) feet on said Ormond land to an angle;

THENCE northeasterly still on said Ormond land one hundred seventy-eight (178) feet more or less to land now or formerly of the Auburn Water Company;

THENCE southerly three hundred sixty (360) feet more or less on said land now or formerly of Auburn Water Company to the Southwest Connection;

GECFFC No. 8001-3343
Store No. 3035
Auburn, MA

THENCE westerly on the Southwest Connection two hundred fifty (250) feet more or less to land now or formerly of Kee to the point of beginning.

Together with rights of way mentioned in the deed to James C. Kee et al recorded with Worcester District Registry of Deeds, Book 4305, Page 227.

PARCEL II

A certain parcel or tract of land situated on the westerly side of Appelton
Road;

Beginning at the northeasterly corner of the premises hereby conveyed at a point three hundred forty-eight and ninety-six hundredths (348.96) feet south of Southbridge Street and at the southeasterly corner of land conveyed to the Auburn Water Company by deed recorded with Worcester District Registry of Deeds, Book 7513 Page 531;

Thence N. 83" W. by the southerly line of said Auburn Water Company land, two hundred fifty (250) feet to a point;

Thence southerly one hundred eighty (180) feet, more or less, to a point at the northwesterly corner of land conveyed to one Mason by deed recorded with said Registry, Book 3023, Page 3;

Thence easterly by the northerly line of said Mason land, two hundred fifty
(250) feet to the westerly line of Appelton Road which point is approximately five hundred twenty-eight and ninety-six hundredths (528.96) feet south of Southbridge Street;

Thence northerly by the westerly line of Appleton Road, one hundred eighty (180) feet, more or less, to land now or formerly of the Auburn Water Company and the point of beginning.

Being all of the second parcel or tract of land described in a deed from the Whitaker-Irish-Perry Realty Company to the Worcester County Electric Company, dated August 13, 1948 and recorded with Worcester County District Registry of Deeds in Book 3163, Page 255.

PARCEL III

A certain parcel or tract of land being lots 106 and 107 as shown on plan of "Mount Auburn Building Sites" now or formerly owned by the Whitaker-Irish-Perry Realty Company, S. H. Pitcher Co., C. E. dated July 5, 1927 and bounded and described as follows:

GE Capital No. 8001-3343                             2
Ninety Nine Restaurants
Store No. 3035

Beginning at a point on the westerly line of Appleton Road, at a point 228.96 feet southerly from a store bound at the corner of Appleton Road and Southbridge Street;

Thence by the westerly line of Appleton Road, S. 2 degrees W., 120 feet to lot 105 as shown on said plan;

Thence N. 88 degrees W., by lot 105 as shown on said plan, 250 feet;

Thence N. 2 degrees E., 60 feet;

Thence northwesterly about 7 feet to a point, 150 feet southerly from Southbridge Street;

Thence northeasterly by a line parallel to and 150 feet southerly from Southbridge Street and by lot 110 as shown on said plan, 150 feet;

Thence at a right angle to the last described course, southeasterly and by lot 109 as shown on said plan, 13.23 feet;

Thence S. 83 degrees E. 113.06 feet by lots 108 and 109 on said plan to point of beginning,

Containing 27,270 square feet of land,

Being all of the parcel or tract of land described in a deed from the Auburn Water Company to the Worcester County Electric Company, dated August 15, 1950 and recorded with Worcester County District Registry of Deeds however, there was an exception and reservation contained in the above referred to deed in favor of the Grantor (Auburn Water Company), its successors and assign, from the above described parcel or tract of land situated on the southeasterly corner thereof and bounded as follows:

         EASTERLY by the westerly side of Appleton Road, 21 feet;

         SOUTHERLY by said lot 105, 21 feet;

         WESTERLY by the granted premises, 21 feet; and

         NORTHERLY by the granted premises, 21 feet.

GE Capital No. 8001-3343                             3
Ninety Nine Restaurants
Store No. 3035

The Worcester County Electric Company changed its name to Massachusetts Electric Company as of January 30, 1961. See Certificate of Change of Name recorded with Worcester County District Registry of Deeds in Book 4173, Page 128.

PARCEL IV

The land on the southerly side of Southbridge Street and the northerly side of Route 20, Auburn, Massachusetts, more particularly bounded and described as follows:

BEGINNING at the southwesterly corner of the lot herein described, said point of beginning being the intersection of the northerly line of the (Southwest Connection) Route 20 and the easterly line of a Right of Way formerly known as Clearview Avenue, which latter point is 227.50 feet easterly (measured on the northerly line of the Southwest Connection 20) of the tangent point of a curve leading westerly by the Southwest Connection Route 20 the radius of which is
50.0 feet:

THENCE running N 9 degrees 14' W. by said Right of Way, 320.90 feet to a point in the southeasterly line of Southbridge Street;

THENCE running northeasterly by the southeasterly line of Southbridge Street and by a curve to the right, the radius of which is 1020.0 feet, 53.67 feet to a point;

THENCE running S 42 degrees 48' 30" E., 163.35 feet to a point;

THENCE running S 71 degrees 35' 10" E., 12.71 feet to a point;

THENCE running S 3 degrees 11' 54" E., 107.93 feet to a point;

THENCE running S 59 degrees 08' 40" W., 58.15 feet to a point;

THENCE running S 5 degrees 30' 46" E., 87.22 feet to a point; in the northerly line of the Southwest Connection Route 20.

The last five above-described courses by land now or formerly of James C. Kee a/k/a James Kee and Helen Kee.

THENCE running S. 88 degrees 36' 44" W. by the northerly line of Route 20 (Southwest Connection) 78.10 feet to the point of beginning.

GE Capital No. 8001-3343                             4
Ninety Nine Restaurants
Store No. 3035

Being shown on a "Plan of Land in Auburn, Massachusetts, to be purchased by James Kee, Scale 1"-30' dated August 2, 1962, and drawn by Francis B. Thompson C.E., 201 Commercial Street, Worcester, Massachusetts," recorded in the Worcester District Registry of Deeds Plan Book 266, Plan 7.

GE Capital No. 8001-3343                             5
Ninety Nine Restaurants
Store No. 3035

                                   EXHIBIT A-3


                                LEGAL DESCRIPTION

         The land, with the buildings and improvements thereon, situated on Turnpike Street in Canton, Norfolk County, Massachusetts, and being shown as Lot 6-1 on a plan of land entitled: "Plan of Land in Canton, Massachusetts prepared for Barrett Restaurants" by J.K. Holmgren & Associates, Inc., dated November 3, 1994, which plan is recorded with the Norfolk County Registry of Deeds as Plan No. 127 of 1995, Plan Book 428, and to which plan reference is made for a more particular description.

GECFFC No. 8001-3348
Store No.  2044
Canton, MA

                                   EXHIBIT A-4

                                LEGAL DESCRIPTION

         The land with the buildings thereon, in Salem, Essex County, Massachusetts, situated on the northeasterly side of Pierce Avenue and the southeasterly side of Bridge Street as shown on a Plan entitled, "New England Power Service Company, Part of New England Electric System, Boston, Mass., North Shore Gas Company, Plan of Land in Salem, Massachusetts, to be conveyed to New Englander House, Inc., Scale l" - 40", Date August 17, 1954. L-5264", recorded with Essex South District Registry of Deeds, Book 4196, Page 330, and being bounded and described as follows:

         Beginning at the southwesterly corner of the granted premises at the corner of Bridge Street and Pierce Avenue; thence running in a general northeasterly direction 225.3 feet by Bridge Street to a fence and land now or formerly of Edward J. Rennicks et ux; thence turning and running in a general southeasterly direction by said fence and Rennicks' land 36 feet to a fence post at an angle in the fence; thence turning and running easterly by said fence and Rennicks' land 81.8 feet to a fence post at remaining land of the North Shore Gas Company; thence turning and running southeasterly by the fence and remaining land of North Shore Gas Company 171.8 feet to a fence post at a corner of fence; thence turning and running southwesterly by the fence and remaining land of North Shore Gas Company 179.3 feet to Pierce Avenue; thence turning and running northwesterly by Pierce Avenue 228 feet to the point of beginning, containing 55,100 square feet, more or less.

FFCA No. 8001-3349
Store No. 2045
15 Bridge Street
Salem, MA

                                   EXHIBIT A-5


                                LEGAL DESCRIPTION

         The land, with the buildings and improvements thereon, situated on the westerly side Road and Summer Street, in Fitchburg, Worcester County, Massachusetts, and being shown as Lot #1 on a plan of land entitled: "Horseshoe Park Definitive Subdivision 275 Summer Street at Bemis Road, Fitchburg, MA", Prepared by: Raggs Septic Service, Inc. d/b/a E.A. Comeau Septic, which plan is dated January 14, 2001, and recorded with the Worcester North District Registry of Deeds in Plan Book 423, Plan 8, and to which plan reference is made for a more particular description.

         Together with the rights of ingress and egress between the premises and Summer Street via Horseshoe Park Drive.

FFCA No. 8001-3350
Store No. 2046
275 Summer Street
Fitchburg, MA

                                   EXHIBIT A-6

                                LEGAL DESCRIPTION

The land in Mashpee, Barnstable County, Massachusetts now known as 8 Ryan's Way, and being shown as Lot 1 on a plan of land entitled "Subdivision Plan of Land in Mashpee, Mass. Scale: one inch equals 40 feet, dated August 15, 1984, Owner:
Pine Tree Acres, Inc., Petitioner: James Kerrigan, Wm M. Warwick and Assoc., Inc., Box 801, No. Falmouth, Mass." Said plan is recorded with the Barnstable County Registry of Deeds at Book 390, Page 20. Said premises are further bounded and described as follows:

NORTHERLY        by Ryan's Way, as shown on said plan, a distance of two hundred seventy-five and 00/100 (275.00) feet;

NORTHEASTERLY    by a curve at the intersection of Ryan's Way and Central Road, as shown on said plan, having a radius of twenty-five and 00/100 (25.00) feet;

EASTERLY by two courses, as shown on said plan, measuring respectively, one hundred five and 00/100 (105.00) feet and seventy-one and 86/100 (71.86) feet, totalling one hundred seventy-six and 86/100 (176.86) feet;

SOUTHERLY        by three courses, as shown on said plan, measuring respectively one hundred fifty-two and 64/100 (152.64) feet, ninety-three and 35/100 (93.35) feet and eighty-six and 52/100 (86.52) feet, totalling three hundred thirty-two and
                 51/100 (332.51) feet;

WESTERLY by Lot 3, as shown on said plan, by two courses measuring respectively two hundred twenty-five and 65/100 (225.65) feet and one hundred fifty-four and 04/100 (154.04) feet.

FFCA No. 8001-3352
Store No. 2048
8 Ryan's Way
Mashpee, MA

                                   EXHIBIT A-7

                                LEGAL DESCRIPTION

The land with any buildings and improvements thereon, in West Yarmouth, Barnstable County, Massachusetts being shown as Lot 2 on a plan entitled "Site Development Plan for 99 Restaurant & Pub in West Yarmouth, Massachusetts", dated January 27, 1997 made by Daylor Consulting, Inc. recorded in Plan Book 531, Page 81, being bounded and described in accordance with said plan, as follows:

NORTHERLY         by land shown as now or formerly of Botsini Realty Trust
                  (Gregory Botsivales, Trustee) two hundred eighty-nine and 47/100 (289.47) feet; and

EASTERLY by Lot 1 shown on said plan, two hundred forty-six and 18/100 (246.18) feet; and

SOUTHEASTERLY     by land shown as Map 31, Lots 61 and 60, now or formerly of
                  Kenneth Atwood Mason and Joseph G. and Christine M. Lynch, respectively, one hundred fifty-two and 59/100 (152.59) feet;
                  and

SOUTHWESTERLY     by Lot 3 shown on said plan, three hundred twenty-nine and
                  63/100 (329.63) feet; and

NORTHWESTERLY     by Berry avenue, two hundred seventy-rive and 01/100 (275.01)
                  feet


Together with the benefit of rights and easement set forth in Cross Easement Agreement by and between Gregory Botsivales and Harry Botsivales, Trustees of Botsini Realty Trust, and Charles F. Doe, Jr., William A. Doe, and Dana G. Doe, Trustees of the Doe Family Trust II, dated March 20, 1997 and recorded with the Barnstable County Registry of Deeds in Book 10662, Page 105, in accordance with the terms thereof.

FFCA No. 8001-3353
Store No. 2050
14 Berry Avenue
Yarmouth, MA
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                                   EXHIBIT A-8

                                LEGAL DESCRIPTION

         The land, consisting of 0.389 acre more or less, together with all improvements thereon and all easements appurtenant thereto, known as and numbered 149-151 South Broadway, New Hampshire, and being shown as Parcel I on a plan of land entitled "Plan of Land in Salem, New Hampshire, as drawn for Bonanza International, Scale 1" = 20', September 1976,"Robert W. Thorndike, Surveyor, said plan being recorded in the Rockingham County Registry of Deeds as Plan No. C-69448, and also shown on that certain plan, entitled "Plan of Land in Salem, N. H. - As Drawn for Daniel B. Grossman", dated March, 1982, last revised April 9, 1982, prepared by Robert W. Thorndike, Licensed Land Surveyor, and recorded with the Rockingham County Registry of Deeds as Plan D-10779 said parcel being more particularly bounded and described as follows:

         Beginning at the Southwesterly corner of the premises at a railroad spike in the Easterly line of South Broadway, Route 28; thence N 12 degrees 27' 30" W, 95.19 feet by and along South Broadway, Route 28, to a railroad spike; thence S 87 degrees 35' 25" E, 181.00 feet by and along Veterans Memorial Parkway to an iron pipe; thence S 8 degrees 43' 15" E, 33.68 feet by and along land now or formerly of Daniel B. Grossman to a point; thence S 2 degrees 24' 35" W, 65.45 feet by and along land of Daniel B. Grossman to a point; thence N 87 degrees 35' 25" W, 123.64 feet by and along land of Daniel B. Grossman to a point; thence N 78 degrees 14' 10" W, 39.97 feet by and along land now or formerly of Daniel B. Grossman to a railroad spike at the point of beginning.

         Together with benefit of those certain non-exclusive appurtenant easements for the benefit of Parcel I as set forth in Covenants by Daniel B. Grossman, dated November 4, 1976, recorded with the Rockingham County Registry of Deeds at Book 2292, Page 946, in accordance with the terms and conditions thereof.

FFCA No. 8001-3355
Store No. 3031
149-151 South Broadway
Salem, NH